                                  FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 19, 1994

                             SCOTT PAPER COMPANY
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


  Pennsylvania                      1-2300                      23-1065080
- --------------------------------------------------------------------------------
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                 Identification
incorporation)                                                    Number)


   Scott Plaza
      Philadelphia, Pennsylvania                                   19113
- --------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


     Registrant's telephone number, including area code:  (610) 522-5000


                                    None
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)



                              Page 1 of 6 Pages
                           Exhibit Index on Page 4

Item 5. Other Events
        ------------

  See the news release attached hereto as Exhibit 99, the text of which is incorporated herein by reference.

                                 Signatures
                                 ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SCOTT PAPER COMPANY


                               By:  /s/ Ellis A. Horwitz
                                    -----------------------------------
                                    Ellis A. Horwitz
                                    Vice President and
                                      General Counsel

Date:  April 19, 1994

                                EXHIBIT INDEX
                                -------------

Exhibit                                                          Page
- -------                                                          ----
  99         News Release dated April 19, 1994                   5